UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8 – K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

May 15, 2013

(Date of Report: Date of earliest event reported)

Middlefield Banc Corp.

(Exact name of registrant as specified in its charter)

Ohio

(State or other jurisdiction of incorporation)

000-32561

(Commission File Number)

34-1585111

(I.R.S. Employer Identification Number)

15985 East High Street

Middlefield, Ohio 44062

(Address of principal executive offices, including zip code)

(440) 632-1666

(Registrant’s telephone number, including area code)

(not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	Submission of Matters to a Vote of Security Holders

Middlefield Banc Corp. (the “Company”) held its Annual Meeting of Shareholders (the “Meeting”) on May 15, 2013 in Aurora, Ohio. Five proposals were voted upon at the Meeting, which were (1) the election of four (4) persons to serve as directors of the Company for a three-year term expiring at the 2016 Annual Meeting; (2) the election of one person to serve as director of the Company for a two-year term expiring at the 2015 Annual Meeting; (3) approving a non-binding advisory vote regarding the compensation of the Company’s named executive officers as disclosed in its proxy statement; (4) conducting a non-binding advisory vote recommending the frequency of conducting an advisory vote on the Company’s executive compensation; and (5) the ratification of the selection of S. R. Snodgrass, A.C. as the independent registered public accountants for the fiscal year ending December 31, 2013. The proposals are described in detail in the Proxy Statement mailed to shareholders on or about April 8, 2013.

The results of the proposals appear below:

Proposal 1. Election of Directors for a three-year term:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Thomas G. Caldwell	1,121,403	29,439	349,288
Darryl E. Mast	1,109,609	41,234	349,288
William J. Skidmore	1,108,257	42,586	349,288
Carolyn J. Turk	1,120,709	30,133	349,288

Proposal 2. Election of Director for a two-year term:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Joseph J. Thomas	1,102,275	50,760	347,096

Proposal 3. Non-binding advisory vote approving the compensation of the Company’s executive officers as disclosed in the proxy statement:

For	Against	Abstentions	Broker Non-Votes
1,002,115	108,594	40,124	349,288

Proposal 4. Non-binding advisory vote recommending the frequency of conducting a vote on the Company’s executive compensation:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
470,732	127,012	378,540	174,558	349,288

At its organizational meeting after the annual meeting, the board of directors considered the results of the non-binding advisory vote concerning the frequency of the advisory vote on executive compensation. The board of directors decided at the organizational meeting that, until the next annual meeting at which the proposal concerning the frequency of the advisory vote on executive compensation is again required to be submitted to stockholders for a non-binding advisory vote, the proposal for a non-binding advisory vote to approve the compensation of executive officers will be submitted to stockholders every year.

Proposal 5. Ratification of the selection of S. R. Snodgrass, A. C. as independent registered public accountants.

For	Against	Abstentions	Broker Non-Votes
1,445,012	39,991	12,936	2,192

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDDLEFIELD BANC CORP.

Date: May 17, 2013	/s/ James R. Heslop, II ,
Executive Vice President and COO